Exhibit 99.1

Helmerich & Payne, Inc. Barclays 2016 CEO Energy-Power Conference September 7-8, 2016

Statements within this presentation are “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements other than statements of historical facts included in this presentation, including, without limitation, statements regarding the Company’s future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward looking statements. For information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. As a result of these factors, Helmerich & Payne, Inc.’s actual results may differ materially from those indicated or implied by such forward-looking statements. We undertake no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations or otherwise, except as required by law. Forward-looking Statements

Very strong balance sheet Most capable land drilling fleet Market share leader in the U.S. Robust term contract backlog Operational strategy focused on continued innovation, safety, performance excellence, reliability and customer satisfaction. About Helmerich & Payne (H&P)

H&P’s Strong Balance Sheet (As of June 30, 2016) 1. Total Capitalization is defined as Total Debt plus Shareholders' Equity. Total-Debt-to-Total-Capitalization Ratio1 Source: Company Filings.

Current Dividend Yields Source: Thomson Reuters. Yields calculated as of market close on September 2, 2016.

H&P’s Global Rig Fleet * Estimates include existing rigs and announced new build commitments.

FlexRig Type Rig Power Type H&P U.S. Land Fleet – Family of Solutions Pad* AC Drive FlexRigs Drawworks Horsepower Most Advanced Fleet ** Approximately 123 FlexRig3s and 6 FlexRig4s of the 151 “Other FlexRigs” can be upgraded to Pad* FlexRigs. * Optimal for multiple-well pad drilling applications. **

U.S. Land Market Share Leader Note: The above estimates corresponding to market share are derived from Rig Data. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. Market Leader As of August 2016 (~510 Active Rigs in U.S. Land)

H&P Global Fleet Under Term Contract Strong Backlog The above term contract coverage excludes long-term contracts for which the Company received early contract termination notifications as of 9/7/16. Given notifications as of 9/7/16, the Company expects to generate approximately $30 million in the fourth fiscal quarter of 2016 and over $40 million thereafter from early terminations corresponding to long-term contracts. About 50% of the mentioned early termination revenues that we expect to be recognized after the third fiscal quarter of 2016 have already been invoiced and collected and were included in the current liability section of our June 30, 2016 balance sheet as deferred revenue. All of the above rig contracts include provisions for early termination fees. Some of the new build deliveries may be delayed in exchange for compensation from customers, but the corresponding total backlog would remain the same or potentially increase. Mutually beneficial renegotiations of some long-term contracts for active rigs are expected to extend the timing of those contracts beyond what is reflected above. * Term Contract Status - H&P Global Fleet* (Including Contracted New Builds - as of 9/7/16)

H&P vs. Industry U.S. Land Customer Base Note: The above estimates corresponding to the active rig fleet in the U.S. are derived from multiple sources including Rig Data. The category “Large Operators” includes majors and large independent E&P operators. High Quality Customer Base

U.S. Land Drilling Market Conditions Over 1,400 rigs have been idled in the U.S. and tens-of-thousands of industry participants have been laid off. The impact has been pervasive. Nevertheless, as oil and gas prices recover, the market is displaying some early signs of optimism. Some E&P companies have announced budget increases and rig count additions, but many still remain on the sidelines. The U.S. land active rig count has significantly increased over the last few months. Shale customers have high expectations, and well complexity is increasing as a result of extended laterals. Extended laterals require rigs with greater capability, and 1,500 hp AC rigs are the rig of choice.

Drilling Activity in the U.S.

Note: The above estimates corresponding to horizontal and directional rig activity by power type are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs. U.S. Land Horizontal and Directional Activity (As of August 2016)

Land Drilling Market Share Changes (From May 2016 Through August 2017) A larger proportion of small and private operators have put rigs back to work since the May 2016 trough. As a consequence: Lower horsepower, non-AC Drive rigs have gone back to work at a more rapid pace than AC Drive rigs thus far. Most gains in market share have gone to small land drillers. We believe that the highest quality AC Drive rigs will regain and continue to take market share once larger E&P operators put rigs back to work in significant volume.

The Replacement Cycle: Customer Adoption Next ~75 E&P Operators (~235 Active Rigs by Power Type) Top 10 E&P Operators (~120 Active Rigs by Power Type) Remaining E&P Operators (~155 Active Rigs by Power Type) Top 10 E&P Operators Next ~75 E&P Operators Remaining E&P Operators They represent the 10 most active E&P operators and employ ~24% of the industry’s active drilling rigs. They represent the next ~75 most active operators and employ ~46% of the industry’s active drilling rigs. They represent all other remaining active operators and employ ~30% of the industry’s active drilling rigs. ~97% of their rigs are drilling horizontal or directional wells. ~94% of their rigs are drilling horizontal or directional wells. ~72% of their rigs are drilling horizontal or directional wells. ~14% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs. ~31% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs. ~36% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs. U.S. Land Market (as of August 2016) Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs.

As of October 2014 (Peak) (~1,930 Active Rigs in U.S. Land By Power Type) Replacement Cycle Expected to Continue As of October 2008 (Peak) (~1,925 Active Rigs in U.S. Land By Power Type) Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs. As of August 2016 (~510 Active Rigs in U.S. Land By Power Type)

H&P’s Lead in U.S. Land 1,500 hp AC Drive Rigs Most Advanced Fleet * The above estimates corresponding to U.S. lower 48 AC Drive fleets are derived from Rig Data and corporate filings. ** Estimated number of all other available AC Drive rigs not including those owned by HP, NBR, PTEN, and PDS.

H&P’s U.S. Land Activity and Pricing Comments H&P’s U.S. Land segment has approximately 92 contracted rigs generating revenue, including 88 rigs generating revenue days as of September 7, 2016 (~13% of the 88 rigs remained idle and on standby dayrates). Average FlexRig spot pricing is in the mid-teens or down by more than 35%, as compared to spot pricing at the peak in November 2014. There have been no early contract terminations since our last update on July 28, 2016.

H&P Very Well Positioned to Gain Share Market Leader Note: The above estimates are derived from multiple sources including Rig Data and corporate filings.

H&P’s U.S. Land Fleet Activity (1) Includes rigs on standby dayrates. Includes completed new builds pending delivery and not generating revenue days. (2)

Leading U.S. Unconventional Driller (94 H&P Contracted Land Rigs as of 9/7/16*) * Includes 2 announced new FlexRigs with customer commitments scheduled for delivery in calendar 2016.

Drawworks Horsepower FlexRig Type Rig Power Type H&P U.S. Land Fleet (Contracted Rigs as of 9/7/16) Most Advanced Fleet ** Pad* AC Drive FlexRigs * Optimal for multiple-well pad drilling applications. ** Most of the “Other FlexRigs” can be upgraded to Pad* FlexRigs.

Technology & Quality Service Make a Difference (1) Does not include the impact of early contract termination revenue. (2) Represents weighted-average rig margin per day for PTEN, NBR, PDS, and UNT. H&P’s Margin Premium (1) (2) Most Advanced Fleet

Performance is Not Only About Better Rigs Our competitive advantage is also about: People Safety Experience Training Culture Support Structure Processes Organizational Network Maintenance Supply Chain

Ongoing U.S. Land Market Trends Unconventional plays continue to shape the landscape. Well designs are increasingly complex, including longer laterals and more challenging drilling requirements. Customers continue to focus on safety, efficiency, technology, and reliable drilling performance. AC drive rigs are best suited and continue to be upgraded for more demanding drilling requirements. The replacement cycle is expected to continue.

Increasing Focus on More Difficult Drilling

H&P’s Long Term Strategy Innovation Technology Safety, operational excellence and reliability Customer satisfaction Financial strength

Additional References

Fourth Fiscal Quarter H&P Outlook Drilling Operations Outlook for 4Q of Fiscal 2016 Compared to 3Q of Fiscal 2016 U.S. Land Segment Revenue days expected to increase by roughly 3% to 7% Average rig revenue per day expected to be roughly $24,000 (excluding the impact from early termination revenue) Average rig expense per day expected to decrease to roughly $13,300 Offshore Segment Revenue days expected to increase by approximately 1% Average rig margin per day expected to be approximately $8,000 International Land Segment Revenue days expected to increase by approximately 5% to 10% Average rig margin per day expected to be roughly $8,300 Other Estimates (for Fiscal 2016) Total annual depreciation expected to be approximately $565 million General and Administrative expenses expected to be approximately $150 million (As of July 28, 2016)

Estimated H&P Activity as of September 7, 2016 Rigs Working/ Contracted 92 92 0 7 16 115 Rigs Available 348 346 2 9 38 395 2 397 % Contracted 26% 27% 0% 78% 42% 29% U.S. Land AC Drive FlexRigs SCR Fleet Offshore International Land Total FlexRig Construction Total Fleet (3) (1) (2) 56% are FlexRigs that are optimal for multiple-well pad drilling applications. 77% are FlexRigs that are optimal for multiple-well pad drilling applications. Reflects announced new build commitments under term contracts.

H&P’s Lead in U.S. Land AC Drive Rigs Most Advanced Fleet * The above estimates corresponding to U.S. lower 48 AC Drive fleets are derived from Rig Data and corporate filings. ** Estimated number of all other available AC Drive rigs not including those owned by HP, NBR, PTEN, and PDS.

U.S. Activity by Well and Rig Type Note: The above estimates corresponding to rig activity and rig type are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs. ~510 Active U.S. Land Rigs (August 2016) Horiz & Dir AC Drive Rigs Horiz & Dir SCR & Mech Rigs Vertical All Rigs

H&P U.S. Land Fleet (Idle Rigs as of 9/7/16) Pad* AC Drive FlexRigs Drawworks Horsepower Most Advanced Fleet ** * Optimal for multiple-well pad drilling applications. ** Most of the “Other FlexRigs” can be upgraded to Pad* FlexRigs. FlexRig Type Rig Power Type

Contracted Idle Total Long-term Contracts Argentina 11 8 19 10 Bahrain 1 2 3 1 Colombia 2 6 8 1 Ecuador 6 6 U.A.E. 2 2 2 Total 16 22 38 14 H&P’s International Land Operations Rigs on term contract that have greater than or equal to 180 days remaining. Some of the 10 contracted rigs in Argentina are on standby dayrates. 13 of 25 FlexRigs, included in the international fleet of 38 rigs, are under long-term contracts. (3) Rig Fleet Status (as of September 7, 2016) (1) (2)

Number of Rigs Already Under Long-Term Contracts* (Estimated Quarterly Average, Including Announced New Builds - as of 9/7/16) H&P Global Fleet Under Term Contract Segment Q4 Q1 Q2 Q3 Q4 Q1 Q2 FY16 FY17 FY17 FY17 FY17 FY18 FY18 U.S. Land 67.5 66.3 65.5 62.1 52.2 47.0 37.5 International Land 14.0 14.0 14.0 13.0 12.0 12.0 12.0 Offshore 2.0 2.0 2.0 2.0 2.0 2.0 2.0 Total 83.5 82.3 81.5 77.1 66.2 61.0 51.5 Strong Backlog The above term contract coverage excludes long-term contracts for which the Company received early contract termination notifications as of 9/7/16. Given notifications as of 9/7/16, the Company expects to generate approximately $30 million in the fourth fiscal quarter of 2016 and over $40 million thereafter from early terminations corresponding to long-term contracts. About 50% of the mentioned early termination revenues that we expect to be recognized after the third fiscal quarter of 2016 have already been invoiced and collected and were included in the current liability section of our June 30, 2016 balance sheet as deferred revenue. All of the above rig contracts include provisions for early termination fees. Some of the new build deliveries may be delayed in exchange for compensation from customers, but the corresponding total backlog would remain the same or potentially increase. Mutually beneficial renegotiations of some long-term contracts for active rigs are expected to extend the timing of those contracts beyond what is reflected above. *

The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency AC technology providing precise control and increased capability Computerized electronic driller more precisely controls down-hole parameters FlexRig designs are suited for both efficient well to well moves and multiple-well pad applications Accelerated well programs and NPV gains A safer and more environmentally friendly workplace Fleet size and uniformity Total well cost savings even at premium dayrates H&P’s FlexRig Advantage Most Advanced Fleet

Theoretical 20% Efficiency 40% Efficiency Base Case Improvement Improvement 1. Drilling days average 13.5 10.8 8.1 Other days average 5.0 4.0 3.0 Moving days average (several multi-well pads) 1.5 1.2 0.9 Total rig days per well 20.0 16.0 12.0 Efficiency (Reduced Well Cycle Time) - 20% 40% 2. Drilling contractor dayrate $15,000 $20,000 $25,000 Operator’s other intangible (services) $35,000 $35,000 $35,000 cost per day estimate Total daily cost estimate $50,000 $55,000 $60,000 Total cost per well (daily services) $1,000,000 $880,000 $720,000 3. Total well savings for customer – per well $120,000 $280,000 (12% Savings) (28% Savings) per year $2.74 MM $8.52 MM 4. Incremental number of wells per rig per year 4.6 wells 12.2 wells The Value Proposition: The Power of Efficiency

Ten-Year Relative Shareholder Return Source: Thomson Reuters as of September 2, 2016.

Land Drilling Market Valuations Source: Thomson Reuters as of September 2, 2016.

Oil vs. Natural Gas Directed Rig Count

Oil and Natural Gas Prices Source: Energy Information Administration and Thomson Reuters. Oil Prices Natural Gas Prices